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                                EXHIBIT 10.46



            THIS OPTION AGREEMENT is entered into as of the 17th day of January, 1995 between GREAT DANE HOLDINGS INC. (the "Company"), a Delaware corporation with an address at 2016 North Pitcher Street, Kalamazoo, Michigan 49007, and Jay Harris (the "Employee"), an individual with an address at 550 South Ocean Blvd., Apt. 2203, Boca Raton, Florida, 33432.

            WHEREAS, the Employee is a key employee of the Company; and

            WHEREAS, the Company wishes to secure for itself and its shareholders the benefits arising from stock ownership by the Employee who is expected to contribute to the Company's future growth and success.

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereby agree to the following:

      1. The Employee is hereby granted the option to purchase from the Company, on the terms and conditions set forth in this Agreement, all or any part of 52,500 shares of Common Stock, par value $.01 per share (the "Shares of Common Stock") of the Company at $1 per share.

      2. The Shares of Common Stock subject to this option shall become exercisable in three annual installments, in accordance with the following schedule:



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            Date                                           Number of Shares
            ----                                           ----------------
      Closing of the Company's Initial                          17,500
        Public Offering (the "Closing Date")
      One year after the Closing Date                           17,500
      Two years after the Closing Date                          17,500

            This option shall terminate, and shall not be exercisable on a date after the earlier of (i) the tenth anniversary of this Agreement; or (ii) the termination of the Employee's employment with the Company. Notwithstanding anything in this Section 2 to the contrary, upon termination of employment by the Company for any reason other than Cause, as defined in the Employment Agreement effective as of July 1, 1992 by and between the Company and the Employee, all options which were exercisable on the date of termination of employment may be exercised for a period of three months from the date of termination of employment, but in no event after the tenth anniversary of this Agreement.

      3. Upon each exercise of this option, the Employee shall give written notice to the Company specifying the number of Shares of Common Stock to be purchased and accompanied by payment in cash of the aggregate purchase price thereof. Such exercise shall be effective upon receipt by the Company of such notice and payment. The Employee shall not be entitled to any rights as a shareholder of the Company in respect of any Shares of Common


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Stock to be received upon exercise of this option until such Shares of Common
Stock have been paid for in full and issued to him.

      4. (a) This option contemplates and is conditional upon the recapitalization (the "Recapitalization") and stock split described in the Registration Statement on Form S-1 filed by the Company with the SEC on November 23, 1994. In the event, after the Recapitalization, there is any further change in the Common Stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, the number of Shares of Common Stock deliverable upon exercise thereafter of this option shall be increased or decreased proportionately, as the case may be, without a change in the option price.

         (b) Upon (i) the merger or consolidation of the Company with or into another company, if the agreement of merger or consolidation does not provide for (x) the continuance of this option, or (y) the substitution of new options, or (ii) the dissolution, liquidation, or sale of substantially all the assets of the Company, or any person or persons who are not currently stockholders of the Company acquire 75% of the Company's Common Stock, the Employee shall have the right immediately prior to the effective date of such merger, consolidation, dissolution,


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liquidation or sale of assets to exercise this option in whole or in part without regard to Section 2. The Company, to the extent possible, shall give advance notice to the Employee of such merger, consolidation, dissolution, liquidation or sale of assets. All options which are not exercised shall terminate as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets.

      5. (a) If at any time or from time to time the Company shall determine to register any of its capital stock, for its own account or for the account of others, other than a registration relating solely to employee benefits plans or a registration relating solely to a Commission Rule 145 transaction or a registration on any registration form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares of Common Stock, the Company will:

                  (i) promptly give to the Employee written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares of


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Common Stock specified in a written request or requests by the Employee, made within twenty days after receipt of such written notice from the Company, provided, however, that the Company shall not be required to effect any such registration if at the time of the request the Employee could sell all of the Shares of Common Stock requested to be registered under Rule 144 during the three-month period following such request.

         (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Employee as a part of the written notice given pursuant to Section 5(a)(i). In such event the right of the Employee to registration pursuant to this Section 5 shall be conditioned upon the Employee's participation in such underwriting and the inclusion of the Shares of Common Stock in the underwriting to the extent provided herein. If the Employee proposes to distribute its securities through such underwriting it shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the


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limitation of the underwriter may exclude some or all Shares of Common Stock from such registration and underwriting. The Company shall so advise the Employee, and the number of shares of the Company's capital stock included in such registration and underwriting in addition to those included by the Company for its own account shall be allocated among the Employee and any other holder of shares of the Company's capital stock sought to be included in such registration and underwriting pursuant to comparable registration rights in proportion, as nearly as practicable, to the respective amounts of the aggregate number of Shares of Common Stock then held by the Employee and shares of the Company's capital stock then held by other shareholders with comparable rights to participate in the registration. No Shares of Common Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Employee disapproves of the terms of any such underwriting, the Employee may elect to withdraw therefrom by written notice to the Company and the underwriter.

         (c) The Company may withdraw any registration proceeding begun pursuant to this Section 5 at any time without liability to the Employee.

      6. This option is not transferable other than by will or the laws of descent and distribution and is exercisable, during


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the lifetime of the Employee, only by him.

      7. All notices hereunder shall be in writing, and if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President and if to the Employee, shall be delivered personally or mailed to the Employee at the address noted above. Such addressed may be changed at any time by notice from one party to the other.

      8. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in Section 2, the executors, administrators, legatees and heirs of the Employees.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    GREAT DANE HOLDINGS INC.

                                          /s/ David R Markin
                                    -----------------------------------------
                                    By: David R. Markin


                                          /s/ Jay H. Harris
                                    -----------------------------------------
                                             Jay H. Harris


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